UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2019

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37751	27-2170749
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center, Suite 6550 Beverly, Massachusetts	01915
(Address of registrant’s principal executive office)	(Zip code)
(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2019, American Renal Associates Holdings, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Form 10-K”).
As disclosed in a Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2019, the Company was unable to file the 2018 Form 10-K within the prescribed time period without unreasonable effort or expense due to an ongoing review of the Company’s revenue recognition methodology and related accounting matters being conducted by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company. The Company issued a press release, which it filed with a Current Report on Form 8-K on March 8, 2019, disclosing the delay in the filing of its 2018 Form 10-K and the reasons therefor. In addition, on March 27, 2019, the Company filed a Current Report on Form 8-K the (“March 27 Form 8-K”) that described, among other things, certain preliminary findings of the Audit Committee’s ongoing review and the Board’s determination that the Company’s previously issued consolidated financial statements and other financial data for the prior fiscal periods identified therein should be restated and should no longer be relied upon. The Company intends to file the 2018 Form 10-K and the restated results for the prior fiscal periods identified in the March 27 Form 8-K with the SEC as soon as practicable.
The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from April 3, 2019 to file the 2018 Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the 2018 Form 10-K with the SEC. If the Company fails to file the 2018 Form 10-K before the NYSE’s six-month compliance deadline, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated: April 5, 2019	By:	/s/ Mark Herbers
	Name:	Mark Herbers
	Title:	Interim Chief Financial Officer

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